UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 28, 2012

Landmark Apartment Trust of America, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-52612	20-3975609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4901 Dickens Road, Suite 101 Richmond, Virginia		23230
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (804) 237-1335

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Landmark Apartment Trust of America, Inc. (the “Company”) hereby amends the Current Report on Form 8-K filed on September 4, 2012 (the “September 4, 2012 Form 8-K”) to provide the required financial information relating to the completed acquisitions and reasonably probable acquisitions of the 21 multifamily apartment communities described in such Current Report. As of November 13, 2012, the contributions of 16 of the 21 multifamily apartment communities and one parcel of submerged land have been completed. There is no guarantee that the Company will be able to complete the acquisitions of the remaining properties; however, in the event the acquisition of one or more of the remaining properties to be acquired is not completed, the financial statements presented herein will not be materially affected.

Item 9.01 Financial Statements and Exhibits

Page
(a) Financial Statements of Properties Acquired and Probable Properties to be Acquired

Background	2

Independent Auditors’ Report	4

ELCO Property Acquisitions Statements of Revenues and Certain Operating Expenses for the six months ended June 30, 2012 (unaudited) and the year ended December 31, 2011	5

ELCO Property Acquisitions Notes to the Statements of Revenues and Certain Operating Expenses for the six months ended June 30, 2012 (unaudited) and the year ended December 31, 2011	6

Independent Auditors’ Report	8

DeBartolo Property Acquisitions Statements of Revenues and Certain Operating Expenses for the six months ended June 30, 2012 (unaudited) and the year ended December 31, 2011	9

DeBartolo Property Acquisitions Notes to the Statements of Revenues and Certain Operating Expenses for the six months ended June 30, 2012 (unaudited) and the year ended December 31, 2011	10

(b) Pro Forma Financial Information

Landmark Apartment Trust of America, Inc.

Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2011	12

Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2012	13

(c) Shell Company Transactions

None

(d) Exhibits

Exhibit Number	Name

23.1	Consent of Joel Sanders & Company, P.A., Independent Registered Public Accounting Firm.

23.2	Consent of Clifton Larson Allen LLP, Independent Registered Public Accounting Firm.

Background

As previously reported in our Current Report on Form 8-K filed on August 8, 2012, the Company and Landmark Apartment Trust of America Holdings, LP, the Company’s operating partnership (the “Operating Partnership” and, together with the Company, the “LATA Parties”), entered into a master contribution and recapitalization agreement and a series of separate interest contribution agreements to acquire a total of 21 multifamily apartment communities and one parcel of submerged land (the “Contributed Properties”), containing an aggregate of 6,079 units, in exchange for aggregate consideration valued at approximately $480.9 million (subject to customary prorations), including (i) approximately $185.2 million (subject to adjustment based on prorations and principal amortization) generally comprised of common units of limited partnership interest in the Operating Partnership (“Common Units”) valued at $8.15 per unit; (ii) approximately $14.0 million in cash; and (iii) of approximately $281.7 million of mortgage indebtedness encumbering the Contributed Properties (based on principal amounts outstanding as of June 30, 2012). The acquisition of one of the Contributed Properties, known as Andros Isles Apartments, is subject to certain earnout provisions, whereby the Company is obligated to pay up to $4.0 million of additional consideration contingent upon satisfaction of certain net operating income levels for such property over a four-year period.

Eighteen of the multifamily apartment communities and the parcel of submerged land were controlled or managed by Elco Landmark Residential Holdings LLC (“EL”) and/or Elco Landmark Residential Management LLC (“ELRM” and, together with EL, the “EL Companies”), or their affiliates (the “Elco Properties”). The three remaining Contributed Properties were controlled or managed by DeBartolo Development, LLC and its affiliates (“DeBartolo”) (the “DeBartolo Properties”).

A description of the Elco Properties is set forth below:

Property Description	Date Acquired	Purchase Price (1)	Gross Leasable Area (2)	Year Built
Overlook At Daytona – Daytona Beach, Florida	August 28, 2012	$22,500,000	185,493	1961
Seabreeze Daytona Marina – Daytona Beach, Florida	August 28, 2012	$2,100,000	N/A	N/A
Creekside Grand – Atlanta, Georgia	October 4, 2012	$51,724,100	489,220	2005
Reserve at Mill Landing – Lexington, South Carolina	November 6, 2012	$23,000,000	264,262	2000
Lofton Meadows – Bradenton, Florida	October 10, 2012	$11,035,600	129,328	1986
Milana Reserve – Tampa, Florida	October 1, 2012	$18,400,000	170,920	1985
Parkway Grand – Decatur, GA	November 8, 2012	$27,778,300	351,503	2002
Crestmont Reserve – Dallas, Texas	(3)	$18,800,000	(4)	198,522	1989
Kensington Station – Bedford, Texas	(3)	$15,150,000	(4)	157,564	1983
Palisades at Bear Creek – Euless, Texas	(3)	$8,050,000	(4)	90,600	1984
Monterra Pointe – Arlington, Texas	(3)	$12,088,000	(4)	150,200	1984
Richmond on the Fairway – Lawrenceville, Georgia	(3)	$10,500,000	(4)	264,716	1977
Landmark at Grand Palms – Tampa, Florida	October 31, 2012	$40,000,000	369,362	1988
Landmark at Ridgewood Preserve – Arlington, Texas	October 22, 2012	$8,150,000	127,168	1979
Landmark at Heritage Fields – Arlington, Texas	October 22, 2012	$11,850,000	171,088	1979
Manchester Park – Arlington, Texas	October 22, 2012	$5,150,000	99,568	1983
Grand Isles at Baymeadows – Jacksonville, FL	November 8, 2012	$32,500,000	278,400	1988
Landmark at Grand Meadows – Melbourne, Florida	October 11, 2012	$11,450,000	176,116	1974
Landmark at Magnolia Glen – Hoover, Alabama	October 19, 2012	$71,500,000	1,204,792	1988

Total	19	$401,726,000	4,878,822

(1)	The purchase price is subject to prorations and adjustments.
(2)	Gross Leasable Area represents total rentable square feet.
(3)	This property contribution has not closed as of the date hereof. The Company anticipates finalizing this contribution in the beginning of the first quarter of 2013; however, there is no assurance that the Company can complete the contribution within the anticipated timeframe, or at all.
(4)	The purchase price of this contribution is an estimate and is subject to change.

A description of the DeBartolo Properties is set forth below:

Property Description		Date Acquired	Purchase Price (1)		Gross Leasable Area (2)	Year Built
Bay Breeze Villas - Cape Coral—Ft. Myers, Florida		August 30, 2012	$17,700,000		217,280	2000
Esplanade Apartments - Orlando, Florida		September 14, 2012	$16,500,000		211,080	2008
Andros Isles - Daytona Beach, Florida		(3)	$45,000,000	(4)	361,484	2012

Total	3		$79,200,000		789,844

(1)	The purchase price is subject to prorations and adjustments.
(2)	Gross Leasable Area represents total rentable square feet.
(3)	This property contribution has not closed as of the date hereof. The Company anticipates finalizing this acquisition in 2013; however, there is no assurance that the Company can complete the contribution within the anticipated timeframe, or at all.
(4)	The purchase price of this contribution is an estimate and is subject to change.

After reasonable inquiry, we are not aware of any material factors relating to the properties described above that would cause the reported financial information not to be necessarily indicative of the future operating results.

JOEL SANDERS & COMPANY, P. A.

CERTIFIED PUBLIC ACCOUNTANTS

1301 SHOTGUN ROAD WESTON, FLORIDA 33326

MEMBER: AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS	TEL: (954) 916 – 2000 FACSIMILE: (954) 916 – 2012 EMAIL: jscpa1@msn.com	MEMBER: FLORIDA INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors

Landmark Apartment Trust of America, Inc.

We have audited the accompanying combined statement of revenues and certain expenses of Daytona Seabreeze, LLC, Baymeadows Partners, LLC, ADMG Altamonte Partners, LLC, Landmark at Grand Meadow Holdings, LLC, EL Conquistador Partners, LLC, Landmark at Grand Palms Holdings, LLC, Kings Caryle Club Apartments, LLC, Woodberry Partners, LLC, Landmark at Creekside Grand, LLC, Century Mill Investors, LLC, Bear Creek Partners, LLC, Bedford Partners, LLC, Cottonwood Partners, LLC, Pear Ridge Partners, LLC, Landmark at Ridgewood Preserve, L.P., Landmark at Heritage Fields, L.P., Manchester Park, L.P., and Landmark Grand at Galleria, LLC (collectively the “Properties”) for the year ended December 31, 2011. The combined statement of revenues and certain expenses is the responsibility of Elco Landmark Residential Holdings, LLC and/or Elco Landmark Residential Management, LLC (collectively the “EL Companies”) management. Our responsibility is to express an opinion on the combined statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement of revenues and certain expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the combined statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Security and Exchange Commission for inclusion in a Form 8-K to be filed by Landmark Apartment Trust of America, Inc., as described in Note 1, and is not intended to be a complete presentation of the Properties’ revenues and expenses.

In our opinion, the combined statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses of the Properties described in Note 1 for the year ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

Joel Sanders & Company, P.A.

CERTIFIED PUBLIC ACCOUNTANTS

September 28, 2012

Weston, Florida

ELCO PROPERTY ACQUISITIONS

STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

For the Six Months Ended June 30, 2012 (Unaudited) and

the Year Ended December 31, 2011

(In thousands)

	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
Revenues:
Rental income	$20,323	$37,297
Other property income	2,951	5,411

Total revenues	23,274	42,708
Certain operating expenses:
Administrative and marketing	2,347	4,248
Insurance	555	1,051
Personnel	2,699	5,133
Real estate taxes	2,300	4,190
Repairs and maintenance	1,453	2,473
Utilities	2,425	4,623

Total expenses	11,779	21,718

Revenues in excess of certain expenses	$11,495	$20,990

See accompanying notes to statements of revenues and certain operating expenses.

ELCO PROPERTY ACQUISITIONS

NOTES TO THE STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES

NOTE 1 - BASIS OF PRESENTATION

Presented herein is the combined statement of revenues and certain expenses related to the operations of Daytona Seabreeze, LLC, a 215-unit apartment community located in Daytona Beach, Florida; Baymeadows, Partners, LLC, a 352-unit apartment community located in Jacksonville, Florida; ADMG Altamonte Partners, LLC, a 232-unit apartment community located in Tampa, Florida; Grand Meadow Holdings, LLC, a 212-unit apartment community located in Melbourne, Florida; El Conquistador Partners, LLC, a 166-unit apartment community located in Bradenton, Florida; Grand Palms Holdings, LLC, a 438-unit apartment community located in Tampa, Florida; Kings Carlyle Club Apartments, LLC, a 243-unit apartment community located in Lawrenceville, Georgia; Woodberry Partners, LLC, a 313-unit apartment community located in Decatur, Georgia; Landmark at Creekside Grand, LLC, a 492-unit apartment community located in East Point, Georgia; Century Mill Investors, LLC, a 260-unit apartment community located in Lexington, South Carolina; Bear Creek Partners, LLC, a 120-unit apartment community located in Euless, Texas; Bedford Partners, LLC, a 238-unit apartment community located in Bedford, Texas; Cottonwood Partners, LLC, a 200-unit apartment community located in Arlington, Texas; Pear Ridge Partners, LLC, a 242-unit apartment community located in Dallas, Texas; Landmark at Ridgewood Preserve, L.P., a 184-unit apartment community located in Arlington, Texas; Landmark at Heritage Fields, L.P., a 240-unit apartment community located in Arlington, Texas; Manchester Park, L.P., a 126-unit apartment community located in Arlington, Texas, and Landmark Grand at Galleria, LLC, a 1,080-unit apartment community located in Hoover, Alabama.

The accompanying combined statement of revenues and certain expenses have been prepared with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties. Accordingly, the statements of revenues and certain expenses exclude depreciation and amortization, amortization of tangible assets and liabilities not directly related to the future operations.

The accompanying interim combined statement of revenues and certain expenses for the six months ended June 30, 2012, is unaudited. In the opinion of management, all adjustments, consisting only of normal and recurring adjustments considered necessary for a fair statement, have been included. The reported results are not necessarily indicative of the results that may be expected for the full year.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The combined statement of revenues and certain expenses are prepared on the accrual basis of accounting.

ELCO PROPERTY ACQUISITIONS

NOTES TO THE STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES

(Continued)

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Use of Estimates

The preparation of the combined statement of revenues and certain expenses in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of revenue and certain expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition

The Company’s rental revenue is obtained from tenants through rental payments as provided for under noncancelable apartment rental contracts. Rental revenues attributable to leases is recorded when due from residents and is recognized monthly as it is earned, which approximates the straight-line basis. Leases entered into between a resident and the Company for the rental of an apartment unit is generally year to year, renewable upon consent of both parties on an annual or monthly basis.

Repairs and Maintenance

Significant improvements, renovations or betterments that extend the economic useful life of the assets are capitalized. Expenditures for repairs and maintenance are expensed as incurred.

NOTE 3 - MORTGAGE NOTES PAYABLE

Mortgage notes payable consisted of the following as of December 31, 2011:

4.75% mortgage note payable to bank, monthly payments of principal and interest, maturing October 2012	$17,717,514
3.81% mortgage note payable to bank, monthly payments of principal and interest, maturing December 2015	$16,725,749
4.59% mortgage note payable to bank, monthly payments of principal and interest, maturing October 2020	$10,553,554
3.0% mortgage note payable to bank, monthly payments of interest, maturing May 2015	$5,920,000
5.0% mortgage note payable to bank, monthly payments of principal and interest, maturing October 2012	$7,529,976
5.94% mortgage note payable to bank, monthly payments of principal and interest, maturing August 2019	$18,728,161
6.58% mortgage note payable to bank, monthly payments of principal and interest, maturing September 2019	$2,384,363
4.45% mortgage note payable to bank, monthly payments of principal and interest, maturing April 2013	$8,465,637
6.19% mortgage note payable to bank, monthly payments of principal and interest, maturing August 2015	$19,862,196
4.87% mortgage note payable to bank, monthly payments of principal and interest, maturing August 2017	$28,016,638
5.25% mortgage note payable to bank, monthly payments of principal and interest, maturing June 2015	$13,098,313
4.28% mortgage note payable to bank, monthly payments of interest only, maturing June 2015	$3,333,889
5.72% mortgage note payable to bank, monthly payments of principal and interest, maturing July 2013	$4,655,861
3.26% mortgage note payable to bank, monthly payments of interest only, maturing July 2013	$673,744
5.72% mortgage note payable to bank, monthly payments of principal and interest, maturing July 2013	$9,381,500
3.26% mortgage note payable to bank, monthly payments of interest only, maturing July 2013	$782,790
5.72% mortgage note payable to bank, monthly payments of principal and interest, maturing July 2013	$5,682,854
3.26% mortgage note payable to bank, monthly payments of interest only, maturing July 2013	$874,878
5.72% mortgage note payable to bank, monthly payments of principal and interest, maturing July 2013	$11,974,041
3.26% mortgage note payable to bank, monthly payments of interest only, maturing July 2013	$1,418,588
3.75% mortgage note payable to bank, monthly payments of interest, maturing June 2013	$4,350,000
3.75% mortgage note payable to bank, monthly payments of interest, maturing June 2013	$5,637,000
3.75% mortgage note payable to bank, monthly payments of interest, maturing June 2013	$2,100,000
4.28% mortgage note payable to bank, monthly payments of interest only through December 2012, then monthly payments of principal and interest, maturing December 2018	$15,000,000

Total mortgage notes payable	$214,867,246

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors

Landmark Apartment Trust of America, Inc.

We have audited the accompanying combined statement of revenues and certain operating expenses of Bay Breeze Sonesta, LLC; Esplanade Apartments, LLC; and DK Gateway Andros, LLC (collectively the “DeBartolo Property Entities” or the “Company”) for the year ended December 31, 2011. The combined statement of revenues and certain operating expenses is the responsibility of the Company’s management. Our responsibility is to express an opinion on the combined statement of revenues and certain operating expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenues and certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement of revenues and certain operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the combined statement of revenues and certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenues and certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Form 8-K to be filed by Landmark Apartment Trust of America, Inc. as described in Note 1, and is not intended to be a complete presentation of the Company’s revenues and expenses.

In our opinion, the combined statement of revenues and certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses of the Company as described in Note 1 for the year ended December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

CliftonLarsonAllen LLP

Tampa, Florida

November 6, 2012

DEBARTALO PROPERTY ACQUISITIONS

STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

For the Six Months Ended June 30, 2012 (Unaudited) and

the Year Ended December 31, 2011

(In thousands)

	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
Revenues:
Rental income	$2,108	$3,341
Other property income	192	292

Total revenues	2,300	3,633
Certain operating expenses:
Administrative and marketing	211	430
Insurance	112	214
Personnel	359	475
Real estate taxes	233	261
Repairs and maintenance	331	633
Utilities	108	139

Total expenses	1,354	2,152

Revenues in excess of certain operating expenses	$946	$1,481

See accompanying notes to statements of revenues and certain operating expenses.

DEBARTALO PROPERTY ACQUISITIONS

NOTES TO THE STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES

NOTE 1 - BASIS OF PRESENTATION

Presented herein is the statement of revenues and certain operating expenses of Bay Breeze Sonesta, LLC (“Bay Breeze”), Esplanade Apartments, LLC (“Esplanade”) and DK Gateway Andros, LLC (“Andros”)(collectively referred to as the “DeBartolo Property Acquisitions” or the “Company”). Each of the LLC’s are organized in the State of Florida. DeBartolo Development, LLC (“DeBartolo”), either in its own name or indirectly through entities wholly-owned and controlled by DeBartolo, owned these properties. On August 3, 2012, DeBartolo and its affiliates entered into Contribution Agreements with Landmark Apartment Trust of America, Inc. (f/k/a Apartment Trust of America, Inc.) and Landmark Apartment Trust of America Holdings, LP (f/k/a Apartment Trust of America Holdings, LP, collectively “LATA”), under which the members of the DeBartolo Property Acquisitions agreed to contribute their member interests to LATA.

The combined statement has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Accordingly, the accompanying combined statements of revenues and certain operating expenses are not intended to be a complete presentation of the actual operations of the DeBartolo Property Acquisitions and certain expenses are excluded because they may not be comparable to those expected to be incurred in the future operations of the Company. Items excluded consist primarily of interest expense, partnership/owner expenses, and depreciation and amortization expense. Consequently, the combined statements of revenues and certain operating expenses for the year ended December 31, 2011 is not representative of the actual operations for the period.

Bay Breeze is a 180-unit residential apartment complex located in Fort Myers, Florida. Esplanade is a 186-unit residential apartment complex located in Orlando, Florida. Andros is a 360-unit residential apartment complex located in Daytona Beach, Florida. Bay Breeze and Esplanade are fully operating apartment complexes. Construction of the residential apartment complex of Andros began in 2011. Certain units were completed in the 4th quarter of 2011, at which time leasing operations commenced. The remaining units were completed at various times during the first and second quarters of 2012.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The combined financial statement is prepared on the accrual basis of accounting in accordance with U.S. generally accepted accounting principles. All intercompany accounts have been eliminated in combination.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Actual results could differ from those estimates.

Revenue Recognition

Rental revenue is recognized in the period which it is earned under the terms of the related lease agreement. Leases are generally 12 months in duration and call for consistent rental payments during their term. Other income consists primarily of application fees, which are recognized as revenue at the inception of the lease, and late fees and utility reimbursements, which are recognized in the period in which they are charged.

Lease Incentives

Lease incentives, which are payments made to a tenant as an incentive to sign the lease, are amortized on a straight-line basis over the term of the lease as a reduction of rental revenue.

Real Estate

Expenditures for maintenance and repairs are charged to operations as incurred. Significant renovations or betterments that extend the economic useful life of the assets are capitalized.

NOTE 3 - SUBSEQUENT EVENTS

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through November 6, 2012, the date the financial statement was available to be issued.

LANDMARK APARTMENT TRUST OF AMERICA, INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

(In thousands, except for share and per share data)

	Historical (Audited)
	Landmark Apartment. Trust of America Inc.	ELCO Properties	DeBartalo Properties	Pro Forma Adjustments (Unaudited)		Pro Forma (Unaudited)
Revenues:
Rental Income	$42,485	$37,297	$3,341	$—		$83,123
Other property revenues	5,306	5,411	292			11,009
Management fee income	14,072					14,072

Total revenues	61,863	42,708	3,633	—		108,204
Expenses:
Rental expenses	21,249	21,718	2,152			45,119
Property lease expense	2,402					2,402
Salary and benefits expense	13,908					13,908
General and administrative	5,497					5,497
Acquisition expenses	1,270					1,270
Loss from unconsolidated joint venture	59					59
Depreciation, amortization and impairment loss	13,931			25,682	(a)	39,613

Total expenses	58,316	21,718	2,152	25,682		107,868

Income (loss) from operations	3,547	20,990	1,481	(25,682)		336
Other income (expense):
Interest expense (including amortization of deferred financing costs and debt discount):
Interest expense related to unsecured note payables	(349)					(349)
Interest expense related to mortgage loan payables, net	(12,146)			(14,508	)(b)	(26,654)
Interest and dividend income	2					2

Net income (loss)	$(8,946)	$20,990	$1,481	$(40,190)		$(26,665)

Net loss per share - basic and diluted	$(0.45)					$(1.35)

Weighted average number of common shares outstanding - basic and diluted	19,812,886					19,812,886

LANDMARK APARTMENT TRUST OF AMERICA, INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2012

(In thousands, except for share and per share data)

	Historical
	Landmark Apartment. Trust of America Inc.	ELCO Properties	DeBartalo Properties	Pro Forma Adjustments (Unaudited)			Pro Forma (Unaudited)
Revenues:
Rental Income	$23,559	$20,323	$2,108	$			$45,990
Other property revenues	3,105	2,951	192				6,248
Management fee income	1,434						1,434
Reimbursed income	5,176						5,176

Total revenues	33,274	23,274	2,300		—		58,848
Expenses:
Rental expenses	11,466	11,779	1,354				24,599
Property lease expense	2,129						2,129
Reimbursed expense	5,176						5,176
General and administrative	5,297						5,297
Acquisition expenses	1,609						1,609
Depreciation, amortization and impairment loss	6,646				17,769	(a)	24,415

Total expenses	32,323	11,779	1,354		17,769		63,225

Income (loss) from operations	951	11,495	946		(17,769)		(4,377)
Other income (expense):
Interest expense (including amortization of deferred financing costs and debt discount):
Interest expense related to unsecured note payables	(174)						(174)
Interest expense related to mortgage loan payables, net	(5,993)				(7,254	)(b)	(13,247)

Net income (loss)	$(5,216)	$11,495	$946		$(25,023)		$(17,798)

Net loss per share - basic and diluted	$(0.26)						$(0.89)

Weighted average number of common shares outstanding - basic and diluted	20,002,546						20,002,546

Unaudited Pro Forma Consolidated Statement of Operations Adjustments

(a) Reflects the estimated depreciation and amortization that would have been recorded by Landmark Apartment Trust of America, Inc. based on the depreciable basis of the acquired communities, assuming asset lives ranging from ten to thirty years, as well as the amortization of the identifiable intangible values recorded with an estimated useful life of approximately six months.

(b) Reflects estimated interest expense that would have been recorded to the deferred financing costs, new debt and assumed debt, including the impact of amortizing the fair market adjustment on fixed rate debt over the term of the related debt instruments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 13, 2012	Landmark Apartment Trust of America, Inc.

	By:	/s/ B. Mechelle Lafon
	Name:	B. Mechelle Lafon
	Title:	Chief Financial Officer, Treasurer and Secretary

Exhibit Index

23.1	Consent of Joel Sanders & Company, P.A., Independent Registered Public Accounting Firm.

23.2	Consent of Clifton Larson Allen LLP, Independent Registered Public Accounting Firm.